Exhibit 99.2

Use of Non-GAAP Financial Measures

The unaudited financial information for the quarter ended March 31, 2009 contained herein contains certain non-GAAP financial measures, including non-GAAP net income, non-GAAP operating income and margin and adjusted EBITDA. The Company defines non-GAAP net income as GAAP net income before the net-of-tax impact of stock-based compensation, expenses associated with the Company’s 2005 recapitalization, amortization of acquired intangible assets and restructuring charges. Non-GAAP operating income and margin is defined as GAAP operating income before the pre-tax impact of stock-based compensation, expenses associated with the Company’s 2005 recapitalization, amortization of acquired intangible assets and restructuring charges. Adjusted EBITDA is defined as GAAP net income before interest expenses (net of interest income), provision for income taxes, depreciation, amortization, stock-based compensation, expenses associated with the Company’s 2005 recapitalization and restructuring charges.

The Company believes that the presentation of these non-GAAP financial measures provides useful information to its investors and lenders because these measures enhance their overall understanding of the Company’s financial performance and the prospects for the future of the Company’s ongoing business operations. The Company believes that by reporting these measures, it provides insight and consistency in its financial reporting and presents a basis for comparison of its business operations between current, past and future periods. In addition, the measures provide a basis for the Company to compare its financial results to those of other comparable publicly traded companies and are used by its management team to plan and forecast its business.

Adjusted EBITDA is also used as the basis for the Company’s calculations to determine compliance with its debt covenants and to assess its ability to borrow additional funds to finance or expand its operations.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance which are prepared in accordance with U.S. GAAP and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of our GAAP to non-GAAP net income and adjusted EBITDA, which are set forth below.

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DELTEK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended March 31,
	2009	2008
	(unaudited)	(unaudited)
REVENUES:
Software license fees	$11,226	$17,007
Consulting services	20,066	24,266
Maintenance and support services	30,597	28,065
Other revenues	104	16

Total revenues	61,993	69,354

COST OF REVENUES:
Cost of software license fees	1,388	1,580
Cost of consulting services	17,317	20,163
Cost of maintenance and support services	5,740	5,627
Cost of other revenues	43	232

Total cost of revenues	24,488	27,602

GROSS PROFIT	37,505	41,752

Research and development	10,871	11,391
Sales and marketing	11,519	12,303
General and administrative	7,905	7,561
Restructuring charge	1,413	—

Total operating expenses	31,708	31,255

INCOME FROM OPERATIONS	5,797	10,497

Interest income	11	257
Interest expense	(1,509)	(3,474)
Other expense, net	(3)	(37)

INCOME BEFORE INCOME TAXES	4,296	7,243
Income tax expense	1,642	3,222

NET INCOME	$2,654	$4,021

EARNINGS PER SHARE
Basic	$0.06	$0.09

Diluted	$0.06	$0.09

COMMON SHARES AND EQUIVALENTS OUTSTANDING
Basic weighted average shares	43,214	43,058

Diluted weighted average shares	43,833	44,406

DELTEK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31, 2009	December 31 2008
	(unaudited)	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$42,952	$35,788
Accounts receivable, net of allowance of 3,303 and 2,195 at March 31, 2009 and December 31, 2008, respectively	39,664	47,747
Deferred income taxes	5,020	4,635
Prepaid expenses and other current assets	8,069	6,874
Income taxes receivable	—	846

TOTAL CURRENT ASSETS	95,705	95,890

PROPERTY AND EQUIPMENT, NET	13,849	14,639
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, NET	1,242	1,438
LONG-TERM DEFERRED INCOME TAXES	4,833	4,125
INTANGIBLE ASSETS, NET	16,130	17,396
GOODWILL	57,647	57,654
OTHER ASSETS	2,004	2,130

TOTAL ASSETS	$191,410	$193,272

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Current portion of long-term debt	$—	$10,154
Accounts payable and accrued expenses	27,776	28,734
Accrued liability for redemption of stock in recapitalization	317	317
Deferred revenues	24,806	21,296
Income taxes payable	674	—

TOTAL CURRENT LIABILITIES	53,573	60,501

LONG-TERM DEBT	182,661	182,661
OTHER TAX LIABILITIES	1,091	1,003
OTHER LONG-TERM LIABILITIES	2,886	2,917

TOTAL LIABILITIES	240,211	247,082

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.001 par value—authorized, 5,000,000 shares; none issued or outstanding at March 31, 2009 or December 31, 2008	—	—
Common stock, $0.001 par value—authorized, 200,000,000 shares; issued and outstanding, 44,112,177 and 43,474,220 shares at March 31, 2009 and December 31, 2008	44	43
Class A common stock, $0.001 par value—authorized, 100 shares; issued and outstanding, 100 shares at March 31, 2009 and December 31, 2008 respectively	—	—
Additional paid-in capital	179,611	177,249
Accumulated deficit	(227,251)	(229,905)
Accumulated other comprehensive deficit	(1,205)	(1,197)

TOTAL STOCKHOLDERS’ DEFICIT	(48,801)	(53,810)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$191,410	$193,272

DELTEK, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2009	2008
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,654	$4,021
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	1,389	48
Depreciation and amortization	2,859	2,343
Amortization of debt issuance costs	270	198
Stock-based compensation expense	2,011	2,297
Employee stock purchase plan expense	109	67
Restructuring charge, net	529	—
Loss on disposal of fixed assets	6	64
Deferred income taxes	(1,188)	(1,538)

Change in assets and liabilities:
Accounts receivable, net	6,662	8,338
Prepaid expenses and other assets	(995)	(896)
Accounts payable and accrued expenses	(2,022)	(1,426)
Income taxes payable/receivable	1,474	2,522
Excess tax deficiency from stock option exercises	46	—
Other tax liabilities	88	193
Other long-term liabilities	(147)	(110)
Deferred revenues	3,624	4,111

Net Cash Provided by Operating Activities	17,369	20,232

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(292)	(2,066)
Capitalized software development costs	(150)	—

Net Cash Used in Investing Activities	(442)	(2,066)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	90	72
Excess tax deficiency from exercise of stock options	(46)	–
Proceeds from issuance of stock under employee stock purchase plan	310	305
Offering costs paid for 2007 sale of common stock in initial public offering	—	(275)
Repayment of debt	(10,154)	—

Net Cash (Used In) Provided by Financing Activities	(9,800)	102

IMPACT OF FOREIGN EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	37	5

NET INCREASE IN CASH AND CASH EQUIVALENTS	7,164	18,273

CASH AND CASH EQUIVALENTS––Beginning of period	35,788	17,091

CASH AND CASH EQUIVALENTS––End of period	$42,952	$35,364

DELTEK, INC.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2009	2008
Net Income (GAAP Basis)	$2,654	$4,021
Income Tax Expense	1,642	3,222

Pre-Tax Income (GAAP Basis)	$4,296	$7,243
Adjustments:
Stock-based Compensation	2,120	2,364
Recapitalization Retention Expense	145	169
Amortization of Acquired Intangibles	1,264	1,004
Restructuring Charge	1,413	—

Adjusted Pre-Tax Income	9,238	10,780

Less: Adjusted Income Tax Expense	3,589	4,616

Non-GAAP Net Income	$5,649	$6,164

Non-GAAP Earnings Per Share (diluted)	$0.13	$0.14

Weighted Average Shares	43,833	44,406

RECONCILIATION OF GAAP OPERATING INCOME AND

OPERATING MARGIN TO NON-GAAP OPERATING INCOME AND OPERATING MARGIN

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2009		2008
Operating Income and Operating Margin - GAAP	$5,797	9%	$10,497	15%
Plus: Stock-based Compensation and Recapitalization Retention Expense	2,265		2,533
Plus: Amortization of Acquired Intangibles	1,264		1,004
Plus: Restructuring Charge	1,413		—

Operating Income and Operating Margin - Non-GAAP	$10,739	17%	$14,034	20%

Total Revenues	$61,993		$69,354

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2009	2008
Net Income (GAAP Basis)	$2,654	$4,021
Stock-based Compensation	2,120	2,364
Recapitalization Retention Expense	145	169
Depreciation	1,247	1,020
Amortization	1,611	1,323
Interest Expense, net	1,498	3,217
Income Tax Provision	1,642	3,222
Restructuring Charge	1,413	—

Adjusted EBITDA	$12,330	$15,336

STOCK-BASED COMPENSATION AND RECAPITALIZATION RETENTION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2009	2008
Cost of Software License Fees	$—	$1
Cost of Consulting Services	445	426
Cost of Maintenance and Support Services	103	269
Research and Development	575	550
Sales and Marketing	385	477
General and Administrative	757	810

Total	$2,265	$2,533

AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2009	2008
Cost of Software License Fees	$355	$430
Cost of Consulting Services	20	19
Sales and Marketing	871	537
General and Administrative	18	18

Total	$1,264	$1,004

AMORTIZATION AND DEPRECIATION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2009	2008
Cost of Software License Fees	$706	$751
Cost of Consulting Services	418	358
Cost of Maintenance and Support Services	212	129
Research and Development	283	256
Sales and Marketing	1,095	731
General and Administrative	144	118

Total	$2,858	$2,343